Exhibit 99.1

Equity Bancshares, Inc.

PRESS RELEASE-10/26/20

Equity Bancshares, Inc. Expands Kansas Footprint,
Acquires All Deposits and Assets of Almena State Bank

Adds two Norton County bank locations through agreement with FDIC

WICHITA, Kansas (October 26, 2020) – Equity Bancshares, Inc. (NASDAQ: EQBK) (“Equity” or the “Company”), the Wichita-based holding company of Equity Bank, announced the acquisition of Almena State Bank at the close of business on October 23, 2020, with a purchase and assumption agreement facilitated by the Federal Deposit Insurance Corporation (“FDIC”).

“We’re proud to welcome new customers to the Equity Bank network. Our top priority is to work side-by-side with the community bankers who our Norton County customers trust and value, ensuring our customers don’t miss a beat,” said Brad Elliott, Chairman and CEO of Equity. “Equity Bank has served Kansas customers statewide since our beginning and has a healthy balance sheet and a strong capital and liquidity position. Customers will have access to our 51 locations, our digital banking services and will enjoy no ATM fees on their debit cards at any ATM, anywhere.”

Almena State Bank branch locations at 500 Main Street in Almena, Kansas, and 302 E. Holme in Norton, Kansas, opened on Monday, October 26, 2020, as Equity Bank. Customers will remain insured by the FDIC , will have no interruption to their account services and should continue banking as usual. Customers may continue to access their accounts through existing checks, debit cards, ATM cards and online and mobile banking.

“Our mission as a community bank is to provide customized, sophisticated products and services with the feel of a hometown bank, and we value our role within all the communities we serve,” said Mr. Elliott. “Norton County represents a valuable addition to our Equity Bank franchise and we’re eager to begin serving as a trusted resource for families, businesses and team members. We’re looking forward to building on the relationships within the Norton County community and we’re excited to get started helping our customers immediately.”

The FDIC selected Equity Bank through a competitive bidding process. As of September 30, 2020, Almena State Bank had $66.5 million in consolidated total assets and $64.9 million in deposits. Equity Bank acquired substantially all of Almena State Bank’s assets at a discount of approximately 30.0%, acquired $42.7 million of core deposits at a 1.00% premium and assumed all of the brokered deposits at no premium.

Including Almena State Bank locations, Equity has $3.94 billion in consolidated total assets and a network of 51 branch locations in its network of Kansas, Missouri, Arkansas and Oklahoma, including 23 in Kansas. The entire network of Equity’s 51 bank locations will be available to Almena State Bank customers after customers receive notice of the consolidation of computer operating systems.

Customers with questions about the transaction should call the FDIC toll-free at 1-800-517-1843.  The phone number will be operational Monday, October 26 from 8:00 a.m. to 8:00 p.m., CT; and thereafter from 9:00 a.m. to 5:00 p.m., CT.  Interested parties also can visit the FDIC's website.

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the parent company of Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, and treasury management services. As of September 30, 2020, Equity had $3.9 billion in consolidated total assets, with locations in Kansas, Missouri, Arkansas and Oklahoma, including corporate offices in Wichita. Learn more at www.equitybank.com.

Equity provides an enhanced banking experience for customers through a suite of sophisticated banking products and services tailored to their needs, while delivering the high-quality, relationship-based customer service of a

Exhibit 99.1

Equity Bancshares, Inc.

PRESS RELEASE-10/26/20

community bank. Equity’s common stock is traded on the NASDAQ Global Select Market under the symbol “EQBK.”

Equity has completed a total of 19 strategic combinations since 2003, most recently its acquisition of bank locations in Guymon and Cordell from Midland Financial Co. in February 2019. Equity last added to its Kansas franchise in 2018, upon its merger with Kansas Bank Corporation (“KBC”), and KBC’s bank locations in Liberal and Hugoton, Kansas.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2020 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

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Media Contact:

John J. Hanley

SVP, Director of Marketing

Equity Bancshares, Inc.

(816) 505-4063

Exhibit 99.1

Equity Bancshares, Inc.

PRESS RELEASE-10/26/20

jhanley@equitybank.com

Investor Contact:

Chris Navratil

SVP - Finance

Equity Bancshares, Inc.

(316) 612-6014

cnavratil@equitybank.com